Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andras Bende, Chief Financial Officer of International Money Express, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:
1.the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2025

	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer
(Principal Financial Officer)